                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant /X/

     Filed by a party other than the registrant / /

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                          KIMBALL INTERNATIONAL, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     (5) Total fee paid:

- --------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

- --------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

     (3) Filing party:

- --------------------------------------------------------------------------------

     (4) Date filed:

- --------------------------------------------------------------------------------

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHARE OWNERS

                          TO BE HELD OCTOBER 22, 1996

                               ------------------

To the Share Owners of Kimball International, Inc.:

     The annual meeting of the Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the "Company"), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 22, 1996, at 9:30 A.M., Eastern Standard Time, for the following purposes:

     1. To elect ten directors of the Company.

     2. To consider and vote upon the Kimball International, Inc. 1996 Stock Incentive Program to replace the 1987 Stock Incentive Program which expires August 10, 1997.

     3. To consider and vote upon the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan.

     4. To consider and transact such other business as may properly come before the meeting, or any adjournments thereof.

     The Board of Directors has fixed the close of business on August 21, 1996, for determining the Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Holders of shares of the Company's Class A common stock are entitled to elect nine directors, to consider and act upon approval of the Kimball International, Inc. 1996 Stock Incentive Program, to consider and act upon approval of the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan, and to vote upon all other matters to be presented at the meeting. Holders of shares of the Company's Class B common stock are entitled to elect one director but are not otherwise entitled to vote.

     A form of proxy, being solicited on behalf of the Board of Directors, is enclosed along with a return envelope which requires no postage if mailed in the United States.

     Whether or not you plan to attend the meeting, we urge you to execute and return promptly the enclosed form of proxy. If you own both shares of Class A common stock and shares of Class B common stock, a separate form of proxy for each class should be returned. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                         By Order of the Board of Directors

                                              GARY P. CRITSER,
                                                 Secretary
September 11, 1996

            PLEASE EXECUTE AND DATE THE ACCOMPANYING PROXY AND MAIL
                                  IT PROMPTLY.

                          KIMBALL INTERNATIONAL, INC.
                               1600 ROYAL STREET
                             JASPER, INDIANA 47549
                                 (812) 482-1600

                               ------------------
                         ANNUAL MEETING OF SHARE OWNERS
                                OCTOBER 22, 1996

                               ------------------
                                PROXY STATEMENT

     This Proxy Statement is being mailed to Share Owners of KIMBALL INTERNATIONAL, INC. (the "Company") on or about September 11, 1996, and is furnished in connection with the Board of Directors' solicitation of proxies to be used at the annual meeting of Share Owners to be held October 22, 1996, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.

     Any Share Owner who executes and returns a proxy may revoke the same at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another duly executed proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and voting in person.

     The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and employees of the Company without extra compensation. The Company will also reimburse brokerage houses, custodians, nominees and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

     The Annual Report to Share Owners for the year ended June 30, 1996, accompanies this Proxy Statement.

                               VOTING INFORMATION

     Only Share Owners of record at the close of business on August 21, 1996, will be entitled to vote at the annual meeting. On that date, there were outstanding 7,276,270 shares of Class A common stock and 13,535,475 shares of Class B common stock. Class A Share Owners will elect nine directors rather than ten as in 1995. Mr. Leonard B. Marshall, Jr., a director since 1975, died unexpectedly June 17, 1996. At this time the Board is searching for a replacement for Mr. Marshall, and it cannot be estimated when a replacement will be appointed. Mr. Marshall was a director of your Company for approximately 21 years. He was also a member of the Board of Directors Audit, Compensation, and Stock Option Committees of your Company. His presence on the Board will be sorely missed. Mr. Marshall's replacement will be appointed as a director representing Class A Share Owners. The Board appointed and recommends for election Dr. Jack R. Wentworth as the director representing Class B Share Owners. Dr. Wentworth has been a director of the Company representing Class A Share Owners for approximately 12 years. Each share of Class A common stock is entitled to one vote with respect to the election of the nine directors and any other matters submitted to a vote at the meeting. Each share of Class B common stock is entitled to one vote with respect to the election of one director but otherwise is not entitled to vote.

     With a quorum present at the meeting, directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, i.e., the nominees receiving the highest number of votes cast in each category will be elected. The presence of a quorum requires that a majority of outstanding shares be present at the meeting by proxy or in person. Neither the non-voting of shares nor withholding authority to vote will affect the election of directors. Because of the vacant seat formerly held by Mr. Marshall, proxies cannot be voted for a greater number of persons than the number of nominees named. In regard to the voting to consider and approve the Kimball International, Inc. 1996 Stock Incentive Program and the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan, an affirmative vote of the majority of the shares of Class A Common Stock of the Company represented and entitled to vote at the meeting shall be required for approval. Accordingly, the non-voting of shares will not be deemed to be a vote against the two plans. However, an abstention from voting by a Class A Share Owner represented at the meeting has the same effect as a vote "against" the two proposed plans.

     All properly executed proxies received by the Board of Directors will be voted. In the absence of contrary direction, the Board of Directors proposes to vote the proxies FOR the election of each of the named nominees to the Board and FOR approval of the Kimball International, Inc. 1996 Stock Incentive Program and the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan.

     Management knows of no other matter which may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy forms enclosed will vote in accordance with their judgment on such matter.

     Proposals which are desired to be presented at the 1997 annual meeting by Share Owners of record in respect of such a meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 14, 1997. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company's Proxy Statement.

                          SHARE OWNERSHIP INFORMATION

     Under regulations of the Securities and Exchange Commission, persons who have power to vote or dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or dispositive power of certain shares listed in the following table is shared, the same securities in such cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for the executive officers and directors shown, after elimination of such duplication, is 2,497,120 shares of Class A common stock (34.2% of the outstanding) and 1,707,952 shares of Class B common stock (12.6% of the outstanding).

     Set forth in the following table are the beneficial holdings as of August 15, 1996, of the Company's Class A common stock and Class B common stock on the basis described above of each person, including nominees for election as directors, known to the Company who may be deemed to own more than 5% of either class of the Company's outstanding shares, of all other nominees for election as directors, and of all directors and executive officers as a group:

                                                                     SHARES BENEFICIALLY OWNED(A)(B)
                                                                   ------------------------------------
                                                                   SOLE VOTING     SHARED
                                                                       AND       VOTING AND
                                                                   DISPOSITIVE   DISPOSITIVE   PERCENT
                         NAME                                         POWER         POWER      OF CLASS
- -------------------------------------------------------            -----------   -----------   --------
HOLDERS, INCLUDING NOMINEES FOR
  ELECTION AS A DIRECTOR, OF MORE
  THAN 5% OF THE OUTSTANDING
  SHARES OF EITHER CLASS
  NOMINEES FOR ELECTION AS A DIRECTOR:
     Thomas L. Habig(c)(d).............................  Class A        55,946     1,131,395     16.3%
     1600 Royal Street                                   Class B        49,828     1,086,180      8.4%
     Jasper, Indiana 47549
     Douglas A. Habig(c)...............................  Class A       462,994     1,063,818     20.9%
     1600 Royal Street                                   Class B       158,912     1,066,708      9.1%
     Jasper, Indiana 47549

                                                                     SHARES BENEFICIALLY OWNED(A)(B)
                                                                   ------------------------------------
                                                                   SOLE VOTING     SHARED
                                                                       AND       VOTING AND
                                                                   DISPOSITIVE   DISPOSITIVE   PERCENT
                         NAME                                         POWER         POWER      OF CLASS
- -------------------------------------------------------            -----------   -----------   --------
     A316,3821,131,39519.8%1600 Royal Street             Class B       127,860       313,884      3.3%
     Jasper, Indiana 47549
     James C. Thyen(c).................................  Class A        91,135          None      1.2%
     1600 Royal Street                                   Class B        88,519       772,296      6.4%
     Jasper, Indiana 47549
OTHERS:
     Arnold F. Habig(d)................................  Class A       448,488       664,605     15.2%
     1600 Royal Street                                   Class B       287,371        30,182      2.3%
     Jasper, Indiana 47549
     The Kimball International, Inc....................  Class A          None          None      None
     Retirement Plan                                     Class B       772,296          None      5.7%
     Springs Valley Bank & Trust Co. -- Trustee
     1500 Main Street
     Jasper, Indiana 47546
     Patricia H. Snyder(f).............................  Class A         1,796          None       (e)
     4011 Fairfax Road                                   Class B       650,000       112,500      5.6%
     Evansville, Indiana 47710
     Quest Advisory Corp(g)............................  Class A          None          None      None
     1414 Avenue of Americas                             Class B       761,290          None      5.6%
     New York, New York 10019
     A. C. Sermersheim Family..........................  Class A       405,500          None      5.6%
     Limited Partnership(h)                              Class B       186,788          None      1.4%
     1113 West 14th Street
     Jasper, Indiana 47546
OTHER NOMINEES:
     Ronald J. Thyen(d)................................  Class A       115,237          None      1.6%
                                                         Class B        63,213          None       (e)
     Dr. Jack R. Wentworth.............................  Class A          None          None      None
                                                         Class B           600          None       (e)
     John T. Thyen(d)..................................  Class A       133,055          None      1.8%
                                                         Class B        47,506          None       (e)
     Brian K. Habig(d).................................  Class A       140,751          None      1.9%
                                                         Class B        28,072          None       (e)
     Gary P. Critser...................................  Class A           950          None       (e)
                                                         Class B        31,901         1,870       (e)
     Christine M. (Tina) Vujovich......................  Class A          None          None      None
                                                         Class B           350          None       (e)
All Executive Officers and Directors as a Group (11
  persons)(c)(d).......................................  Class A     1,764,938       732,182     34.2%
                                                         Class B       884,132       823,820     12.6%

- ---------------
(a) Includes shares owned by spouse and children living in the household of the individuals listed. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(b) Class A common stock is convertible at the option of the holder to Class B common stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis, and based on shares outstanding as of August 15, 1996.

(c) Thomas L. Habig, Douglas A. Habig and James C. Thyen are among members of the Advisory Committee of the Company's Retirement Plan. The Plan owns 772,296 shares of Class B common stock. The Committee has the power to instruct the Trustee as to the voting and disposition of these shares. The shares held by the Plan are included in shares shown in the above table.

(d) Class B shares include the following shares, including stock appreciation rights, subject to acquisition by exercise of stock options within sixty days; Thomas L. Habig 11,500 shares; John B. Habig, Ronald J. Thyen, John T. Thyen, and Arnold F. Habig 9,500 shares each; Brian K. Habig 3,500 shares; and all executive officers and directors as a group 53,000 shares. The percentage of Class B Share Owners by each person, or group, are determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options within sixty days.

(e) Totals are under one percent of the outstanding class of stock.

(f) This information is derived from notification received by the Company on
    Schedule 13G and other communications.

(g) This information is derived from notification received by the Company on
    Schedule 13G and other communications. Information was received regarding Quest Advisory Corp. (Quest), Quest Management Company (QMC) and Mr. Charles
    M. Royce indicating Mr. Royce may be deemed to be a controlling person of Quest and QMC, and as such, may be deemed to beneficially own shares of Class B Common Stock.

(h) This information is derived from notification received by the Company on
    Schedule 13D. As disclosed in the Schedule 13D, Jean M. Hackman, Shirley A. Lewis and Ronald J. Sermersheim each have joint voting and dispositive power of the shares listed. In addition, Ms. Hackman, Ms. Lewis and Mr. Sermersheim each vote individually and own on a direct basis a total of 200,728 shares of Class A Common Stock and 567,804 shares of Class B Common Stock.

                             ELECTION OF DIRECTORS

     At the annual meeting, ten directors, constituting ten of the eleven Board of Directors of the Company, are to be elected to hold office until the next annual meeting of Share Owners, or until their successors are duly elected and qualified. One seat on the Board is vacant because of the death of Leonard B. Marshall, Jr. A search for a replacement is in process. Holders of shares of the Company's Class A common stock are entitled to elect nine directors, and holders of shares of the Company's Class B common stock are entitled to elect one director. Each nominee is now a director of the Company. If any such nominee shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. Management has no reason to believe that any such nominee will be unable to serve. The nominees are:

                       NOMINEES FOR ELECTION AS DIRECTORS
                       BY HOLDERS OF CLASS A COMMON STOCK

                                                                                        DIRECTOR
             NAME                                PRINCIPAL OCCUPATION                    SINCE
- ------------------------------   ----------------------------------------------------   --------
Thomas L. Habig(a)(c).........   Chairman of the Board of Directors of the Company;       1950
                                 age 68
Douglas A. Habig(a)...........   President and Chief Executive Officer of the             1973
                                 Company; also Director of NBD Indiana, Inc., a
                                 banking subsidiary of NBD Bank N.A.; age 49
James C. Thyen(b).............   Senior Executive Vice President, Chief Financial and     1982
                                 Administrative Officer and Treasurer of the Company;
                                 age 52
John B. Habig(a)..............   Senior Executive Vice President, Operations Officer,     1956
                                 Assistant Secretary of the Company; age 63
Ronald J. Thyen(b)............   Senior Executive Vice President, Operations Officer      1973
                                 of the Company; age 59
Brian K. Habig(c).............   Vice President, General Manager, Office Furniture,       1992
                                 Strategic Operations Planning and Administration;
                                 age 39
John T. Thyen(b)..............   Senior Executive Vice President, Marketing and Sales     1990
                                 of the Company; age 57
Gary P. Critser...............   Senior Executive Vice President, Chief Accounting        1990
                                 Officer and Secretary of the Company; age 59
Christine M. (Tina)                                                                       1994
  Vujovich....................   Vice President, Worldwide Marketing, Bus and Light
                                 Commercial Automotive and Environmental Management,
                                 Cummins Engine Co., Inc.; also Director of Irwin
                                 Union Bank, a banking subsidiary of Irwin Financial
                                 Corporation; age 44

                        NOMINEE FOR ELECTION AS DIRECTOR
                       BY HOLDERS OF CLASS B COMMON STOCK

                                                                                        DIRECTOR
             NAME                                PRINCIPAL OCCUPATION                    SINCE
- ------------------------------   ----------------------------------------------------   --------
Dr. Jack R. Wentworth.........   Arthur M. Weimer Professor of Business                   1984
                                 Administration, Indiana University; former Dean of
                                 School of Business, Indiana University; also
                                 Director of Lone Star Industries and Market Facts,
                                 Inc.; age 68

- ---------------
(a) Thomas L. Habig, Douglas A. Habig and John B. Habig are brothers.

(b) Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

(c) Brian K. Habig is the son of Thomas L. Habig.

     Each of the nominees who is currently a director of the Company has been employed for more than the past five years by the same employer in the capacity shown above, or some other executive capacity, except for Christine M. Vujovich and Dr. Jack R. Wentworth. During June 1993, Dr. Wentworth retired from the position of Dean of School of Business, Indiana University, a position held since 1984. Dr. Wentworth is now the Arthur M. Weimer Professor of Business Administration, Indiana University. Ms. Vujovich has been an employee of Cummins Engine Co., Inc., of Columbus, Indiana, since 1978. Ms. Vujovich has held various management positions with Cummins since 1983. From 1985 to 1989, Ms. Vujovich was Vice President -- Customer Engineering and was named Vice President, Product Planning and Environmental Management in 1989. In 1996, Ms. Vujovich was appointed Vice President of Worldwide Marketing, Bus and Light Commercial Automotive and Environmental Management of Cummins.

          INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

     Your Board has four standing Committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Stock Option Committee. The Executive Committee currently consists of Thomas L. Habig, Douglas A. Habig, James C. Thyen, John B. Habig, Ronald J. Thyen, John T. Thyen and Gary P. Critser. The by-laws of the Company provide, except to the extent limited by Indiana law, that the Executive Committee may exercise during the intervals between the meetings of the Board all powers of the Board of Directors with reference to the conduct of the business of the Company. At the Board of Directors meetings, all actions of the Executive Committee are reaffirmed. During the fiscal year this Committee met six times. The Board of Directors met six times during fiscal year 1996.

     The Audit Committee at this time consists of two members of the Board: Dr. Jack R. Wentworth (Chairperson) and Christine M. Vujovich, who are not salaried employees of the Company and who are, in the opinion of the Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a Committee member. One seat on the Committee is vacant because of the death of Leonard B. Marshall, Jr. The Committee, which met three times during the 1996 fiscal year, annually recommends to the Board of Directors the appointment of a firm of independent auditors and reviews with the independent auditors and approves the plan and scope of their audit for each year. The Committee also reviews with the independent auditors the adequacy of internal accounting and financial controls and reviews directly with the Company's Audit and Management Services Department the activities of the department and the results of their internal control reviews and tests. The Committee receives periodic written reports directly from the Company's Audit and Management Services Department between meeting dates. In addition, the Committee reviews and approves fees paid to the independent auditors for both audit and non-audit services.

     The members of the Compensation Committee are: Douglas A. Habig (Chairperson), Dr. Jack R. Wentworth, James C. Thyen and Gary P. Critser. Mr. Marshall was also a member of the Committee. It is planned that Christine M. Vujovich will be appointed a member of the Committee at the October 1996 directors' reorganization meeting as Mr. Marshall's replacement. The Committee's responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer and to establish and maintain general compensation policies with respect to all other executive officers of the Company. Members of the Committee also serve as the Stock Option Committee of the Company's 1987 Stock Incentive Program. The Compensation Committee met once and the Stock Option Committee met twice during fiscal year 1996.

     All directors receive compensation of $16,000 per year. Directors who are not Company employees receive an additional $2,000 for each meeting attended. Directors who are Company employees receive an additional $1,500 for each meeting attended. The Chairperson of the Board of Directors' Audit Committee receives $3,500 per meeting, and other Audit Committee members receive $2,500 per meeting. Members of the Board of Directors' Compensation Committee who are not Company employees receive $1,000 per meeting. Members of the Executive Committee and the Stock Option Committee receive no additional compensation.

     The Company has approved and now proposes for Share Owner action the 1996 Director Stock Compensation and Option Plan which will allow Directors to receive their annual retainer and meeting fees in shares of Class B Common Stock and receive grants of nonqualified stock options in connection with that election. For more information concerning this proposal see "Proposal to Approve the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan" found elsewhere in this Proxy Statement.

     All directors during fiscal year 1996 attended in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which the directors served.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows, for the periods indicated, the aggregate cash compensation, including incentive compensation, paid by the Company to the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during the years ended June 30, 1996, 1995 and 1994:

SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                            ANNUAL COMPENSATION                 COMPENSATION
                                --------------------------------------------    ------------
                                                                OTHER ANNUAL     SECURITIES      ALL OTHER
                                         SALARY      BONUS      COMPENSATION     UNDERLYING     COMPENSATION
 NAME AND PRINCIPAL POSITION    YEAR      ($)         ($)          ($)(1)           (#)            ($)(2)
- -----------------------------   ----    --------    --------    ------------    ------------    ------------
Douglas A. Habig.............   1996    $264,600    $258,045      $ 36,271          6,000(3)      $ 28,868
  President and Chief           1995     247,800     243,503        34,965          6,000(3)        24,645
  Executive Officer             1994     232,200     195,133        29,841          5,500(3)        13,649
Thomas L. Habig..............   1996    $241,300    $224,764      $ 40,018          6,000         $ 31,009
  Chairman of the Board         1995     227,600     211,585        38,434          6,000           25,850
                                1994     217,800     167,501        34,642          5,500           13,649
James C. Thyen...............   1996    $228,200    $215,074      $ 40,632          5,000(3)      $ 24,775
  Senior Executive              1995     211,400     199,726        38,415          5,000(3)        21,507
  Vice President,               1994     195,800     153,774        29,055          4,500(3)        13,649
  Chief Financial and
  Administrative Officer,
  Treasurer
John B. Habig................   1996    $215,200    $192,387      $ 43,956          5,000         $ 26,050
  Senior Executive              1995     198,700     179,534        44,021          5,000           21,081
  Vice President,               1994     185,700     140,488        37,551          4,500           13,649
  Operations Officer,
  Assistant Secretary
John T. Thyen................   1996    $215,200    $190,164      $ 32,753          5,000         $ 23,876
  Senior Executive              1995     198,700     177,233        33,804          5,000           20,245
  Vice President,               1994     185,700     138,421        32,074          4,500           13,649
  Marketing and Sales

- ---------------
(1) Includes director fees, executive tax assistance program, and along with other officers and certain employees, supplemental group medical and life insurance, and automotive allowances.

(2) For 1996 includes on behalf of the named individuals All Other Compensation as follows:

                                                           COMPANY PAYMENTS
                                                           TO RETIREMENT AND       SPLIT-DOLLAR
                                                         SUPPLEMENTAL EMPLOYEE    LIFE INSURANCE
                                                            RETIREMENT PLAN       PREMIUM VALUE
                                                         ---------------------    --------------
        Thomas L. Habig...............................          $23,821               $7,188
        Douglas A. Habig..............................          $26,549               $2,319
        James C. Thyen................................          $22,396               $2,379
        John B. Habig.................................          $20,949               $5,101
        John T. Thyen.................................          $20,642               $3,234

     Payments in 1994 on behalf of the named individuals were only to the Company Retirement Plan.

(3) Each of the persons indicated was granted a stock ownership equivalent award payable solely in cash five years after date of grant in an amount equal to the appreciation, if any, in the fair market value of the number of shares of Class B common stock of the Company, indicated above, from date of grant to five years after date of grant, subject to earlier payout if the individual dies, becomes totally disabled or retires at age 62 or later.

CASH BONUS PLANS

     Your Company has a Profit Sharing Bonus Plan for all eligible salaried employees in which the executive officers participate. Salaries are paid for individual value-added efforts. By contrast, profit sharing bonuses are paid based directly upon the Company's financial success and will vary with the level of that success. The amount of bonus earned is based upon a predetermined Return on Assets (ROA) target of a business unit, group of units or the Company. ROA is benchmarked against the ROAs reported in the annual Fortune 500 listing of the largest U.S. corporations. The plan is structured allowing for a greater portion of the total cash compensation at risk commensurate with the individual's level of responsibility. The plan is also designed to pay bonus earned as an increasing percent of salary the higher the ROA achieved. Once a minimum threshold of ROA is attained, eligible employees may earn bonuses from 4% to 100% of salary, while officers, including executive officers, may earn a bonus from 20% to 100% of salary. The plan is structured whereby business unit and group managers may earn a higher bonus as a percent of salary than officers, including executive officers. Because no single incentive plan is perfect and special situations occur where an individual achievement may not be adequately recognized by the Profit Sharing Bonus Plan, there is a supplemental bonus plan, reviewed and approved on an annual basis by the Board of Directors, where a maximum of 2.4% of the Company's overall annual net income (before bonuses to be paid pursuant to the Company's Profit Sharing Bonus Plan) may be designated as supplemental bonuses to those eligible participants at the discretion of the Chairman of the Board, and President and Chief Executive Officer. The 2.4% is an effective 1.5% on a comparative after tax basis. However, any award to the Chief Executive Officer under this supplemental bonus plan must be approved and awarded by the Board of Directors' Compensation Committee.

     Under the Company's bonus plans, with certain exceptions, bonuses are accrued annually and paid in five installments over a twelve-month period in the next succeeding fiscal year. Except for provisions relating to retirement, death and permanent disability, individuals must be actively employed on each payment date to receive the bonus.

RETIREMENT PLANS

     The Company maintains a defined contribution retirement plan with a 401(K) provision for all eligible domestic employees. The plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Board of Directors based on income of the Company as defined in the plan. Each eligible employee's company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including executive officers. Participant accounts are fully vested after seven years of participation. All executive officers were fully vested at June 30, 1996. The Retirement Trust account is fully funded and fully vested. For those eligible employees, who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the retirement plan is reduced. For employees who are eligible, there is a non-qualified, unfunded Supplemental Employee Retirement Plan (SERP) in which the Company contributes to the account of each individual an amount equal to the reduction in the contribution under the defined contribution retirement plan arising from the provisions of the 1986 Tax Reform Act.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 INDIVIDUAL GRANTS IN 1996
                    ---------------------------------------------------            POTENTIAL REALIZED
                                  % OF TOTAL                                        VALUE AT ASSUMED
                     NUMBER OF    OPTIONS/SAR   EXERCISE                         ANNUAL RATES OF STOCK
                    SECURITIES    GRANTED TO       OR                            PRICE APPRECIATION FOR
                    UNDERLYING     EMPLOYEES     STRIKE                       THE 5-YR OPTION/SAR TERM(1)
                    OPTIONS/SAR    IN FISCAL     PRICE       EXPIRATION   ------------------------------------
        NAME        GRANTED (#)      YEAR         ($)           DATE      0% ($)      5% ($)        10% ($)
- -------------------------------   -----------   --------     ----------   ------   ------------   ------------
Thomas L. Habig.....     6,000        1.9%       $25.54        8/22/00       0          $42,337        $93,555
Douglas A. Habig....     6,000(4)     1.9%       $25.54        8/22/00       0          $42,337        $93,555
John B. Habig.......     5,000        1.6%       $25.54        8/22/00       0          $35,281        $77,963
James C. Thyen......     5,000(4)     1.6%       $25.54        8/22/00       0          $35,281        $77,963
John T. Thyen.......     5,000        1.6%       $25.54        8/22/00       0          $35,281        $77,963
                                                               8/22/00
                                                               through
All Optionees.......   308,100      100.0%       $26.18(2)     3/30/01       0       $2,228,503     $4,924,409
All Share
  Owners(3).........       N/A         N/A          N/A            N/A       0     $150,531,000   $332,634,000
All Optionees'
  potential gain as
  a percent
  of all Share Owner
  gain..............                                                                        1.5%           1.5%

- ---------------
(1) Potential realizable values are based upon assumed rates of appreciation prescribed by the Securities and Exchange Commission. Under these rules it is assumed the Company's Class B common stock will appreciate in value from the date of grant to the end of the award term (5 years from date of grant) at annualized rates of 5% and 10%. The 5% and 10% rates prescribed by the Securities and Exchange Commission are not intended to forecast possible future appreciation of the Company's stock.

(2) Weighted average per share exercise price of all options issued in fiscal year ended June 30, 1996.

(3) The amounts shown represent a hypothetical return to all holders of the Company's common stock, assuming that all Share Owners purchased their shares at a per share purchase price of $26.18, the weighted average of the exercise prices for all options granted during the period, and that all Share Owners hold the shares continuously for a 5 and 10-year period. The amounts were computed based upon 20,811,745 shares outstanding at June 30, 1996. The computed increase in market value to common stock Share Owners is shown for comparative purposes only. It is not a prediction of future stock appreciation.

(4) Securities shown are stock ownership equivalents.

     Your Company's 1987 Stock Incentive Program (1987 Plan) was approved by Share Owners at the October 1987 Annual Meeting. The 1987 Plan permits a variety of benefits consisting of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Performance Shares. All Incentive Stock and Non-Qualified Stock Options issued were granted at 100% of fair market value on date of grant. Options generally become exercisable two years from date of grant and expire five years from date of grant. The options have certain provisions relating to termination of employment by reason of disability or retirement and provisions regarding death of the option's holder. Under certain circumstances, the options may be forfeited.

     The Company has approved and now proposes for Share Owner action the Kimball International, Inc. 1996 Stock Incentive Program which basically provides the same benefits as described above with respect to the 1987 Plan. For more information concerning this proposal see "Proposal to Approve the Kimball International, Inc. 1996 Stock Incentive Program" found elsewhere in this Proxy Statement.

     Options issued during 1996 include 257,700 shares of Incentive Stock Options, 32,500 shares of Non-Qualified Stock Options with Stock Appreciation Rights and 17,900 shares of stock ownership equivalent awards. Shares issued to Thomas L. Habig, John B. Habig and John T. Thyen are Non-Qualified Stock Options with Stock Appreciation Rights. Shares issued to Douglas A. Habig and James C. Thyen are stock ownership equivalent awards. As members of the Stock Option Committee, these two individuals are not eligible to participate in the 1987 Stock Incentive Plan. Provisions of the stock ownership equivalent awards are described elsewhere in this proxy statement.

     Stock options and stock ownership equivalent awards only produce value to executives if the price of your Company stock appreciates, thereby increasing the link of interest of executives with those of Share Owners.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table sets forth information with respect to the named officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

                                                          NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                         SHARES                      UNDERLYING UNEXERCISED OPTIONS     IN-THE-MONEY OPTIONS AT YEAR
                       ACQUIRED ON                        AT YEAR END 1996 (#)                END 1996 ($)(1)
                        EXERCISE         VALUE       ------------------------------    ------------------------------
         NAME              (#)        REALIZED ($)   EXERCISABLE      UNEXERCISABLE    EXERCISABLE      UNEXERCISABLE
- ---------------------- -----------    ------------   -----------      -------------    -----------      -------------
Thomas L. Habig.......     None           None          5,500             12,000           None            $31,620
Douglas A. Habig......     None           None           None             17,500(2)        None            $31,620
John B. Habig.........     None           None          4,500             10,000           None            $26,350
James C. Thyen........     None           None           None             14,500(2)        None            $26,350
John T. Thyen.........     None           None          4,500             10,000           None            $26,350

- ---------------
(1) Based on the NASDAQ quoted closing price as published in the Wall Street Journal for the last business day of the fiscal year ($27.625 per share).

(2) Securities shown are stock ownership equivalents.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW

     Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in the achievement of the Company's Mission. The Committee's responsibility as delegated by the Board of Directors is to establish the general compensation policies with respect to the Company's executive officers and to make all determinations with respect to the compensation of the Company's Chief Executive Officer. The members of the Committee are also members of the Stock Option Committee of the Company's 1987 Stock Incentive Program.

COMPENSATION PHILOSOPHY

     Since its founding, Kimball International has linked all employees' compensation to the financial success of the Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan funded in part through a percentage share of corporate profits, retirement plan trust investments in Company stock, and a stock option plan, all employees are linked in a common interest with Share Owners in the Company's short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.

     This basic philosophy is acknowledged in your Company's Mission and Guiding Principles communicated to all employees which state in part:

          "Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision."

          and

          "We want employees to share in their Company's success, both financially and through personal growth and fulfillment."

     Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

          Most production employees are paid incentives based upon units of production. Compensation rises and falls with success in improving productivity and production processes. Holiday and vacation compensation is tied directly to incentive compensation.

          Field sales personnel compensation includes commissions related to sales. Compensation rises and falls with success in making sales.

          Salaried employees at all levels participate in a common Profit Sharing Bonus Plan. Basing goals on external benchmarks assures a consistent focus of providing excellent returns on the investments of our Share Owners. Further, the plan places a proportionately higher share of compensation at risk at each level of management.

          Key personnel participate in the 1987 Stock Incentive Program, strengthening the link to a common interest with Share Owners.

          The Retirement Plan for all employees is funded in part through Company contributions directly related to Company profitability. In addition, all employees who are eligible to participate in the plan are indirectly Share Owners through the 772,296 shares of Company stock held in the Retirement Trust.

     Combining the Profit Sharing and Supplemental Bonus Plans for short-term incentive and the 1987 Stock Incentive Plan for long-term incentive, a total of approximately 125 managers, including senior management, have in excess of 50% of their total potential compensation tied to Company performance related to profitability and Share Owners' returns.

     The Committee believes that your Company's historical and ongoing strategy of strongly linking a significant portion of compensation of all employees to Company financial performance is a competitive advantage and serves the interests of Share Owners by enabling employees to share in Company risk and success. It is the Committee's intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     In the context of historical practice, the annual salary of the CEO is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the CEO's total compensation, nor utilize any specific target or formula. While the Committee does review compensation of CEO's of other manufacturing companies of similar size in sales, there is no special attempt to set Mr. Habig's compensation in any particular relationship to the comparative data. In consultation with Thomas L. Habig, Chairman of the Board (and with the CEO absent from this portion of the meeting and not voting), the Committee, based on factors discussed above, unanimously increased Douglas A. Habig's salary during July 1995 from an annualized base of $249,600 to $265,200.

     Under your Company's Profit Sharing Bonus Plan described elsewhere in this Proxy Statement, the CEO's bonus for 1996 amounted to 57% of 1996 salary, while under this plan the percent earned was 59% and

53% in 1995 and 1994 respectively. Under the Supplemental Bonus Plan also described elsewhere herein, for 1996 the Committee, in consultation with Thomas
L. Habig, Chairman of the Board (with the CEO absent from this portion of the meeting and not voting), unanimously awarded Douglas A. Habig a bonus of $105,000. Under this plan, Mr. Habig was awarded $95,000 in 1995 and $70,000 in 1994 respectively. These awards were based upon the Committee's subjective evaluations of Mr. Habig's job performance and leadership in the planning and implementation of the Company's strategic objectives which are both short and long term in nature. Consideration was also given to the increase in net income and related return on assets in the 1996 fiscal year. The Company's Chairman and its Chief Executive Officer establish the salaries of the Company's other executive officers.

     As described elsewhere within this Proxy Statement, during your Company's 1996 fiscal year, the Stock Option Committee of the 1987 Incentive Stock Plan granted options to key executive and other key employees. Because Mr. Habig is a member of the Stock Option Committee, thus not eligible to participate in the Stock Option Plan, the Committee unanimously awarded Mr. Habig 6,000 shares in the form of stock ownership equivalents as described elsewhere in this Proxy Statement. The Stock Ownership Equivalents Award issued to Mr. Habig was made in coordination with stock options issued to other executives and key employees. Options issued to the executives and other Company employees by the Stock Option Committee were based on level of individual responsibility. Thus, taking into consideration the cash bonus which can be earned under the Company's Profit Sharing and Supplemental Bonus Plans and stock options or stock ownership equivalents, over one-half of the total potential compensation of the CEO, as well as the other four named executive officers, are tied directly into performance related to profitability and your Company's stock price.

OTHER

     The Committee has also considered the potential effect of the Revenue Reconciliation Act of 1993 on executive compensation. The Committee believes that in the foreseeable future, none of the Company's officers covered under the law will have annual compensation in excess of $1 million. Thus, all compensation will be deductible for tax purposes. The Committee will continue to monitor your Company's compensation program in relation to the Act.

     While your Company has no policy on stock ownership of key management employees, the Committee is cognizant of the significant amount of shares of your Company stock owned by the CEO and the other four reporting executive officers, providing a strong link with the common interest of Share Owners in the Company's long term success.

     The Committee, in its June 1996 meeting, unanimously approved the profit targets under the Company's 1997 fiscal year Profit Sharing Bonus Plan.

COMPENSATION COMMITTEE

Douglas A. Habig (Chairperson)     James C. Thyen
Dr. Jack R. Wentworth              Gary P. Critser

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Douglas A. Habig is President and Chief Executive Officer of the Company and a brother of Thomas L. Habig, Chairman of the Board, and John B. Habig, Senior Executive Vice President and Assistant Secretary of the Company. James C. Thyen, Senior Executive Vice President, Chief Financial and Administrative Officer and Treasurer, is a brother of John T. Thyen and Ronald J. Thyen, Senior Executive Vice Presidents of the Company. Gary P. Critser is a Senior Executive Vice President, Chief Accounting Officer and Secretary of the Company. Dr. Jack
R. Wentworth is a director of the Company and is not an employee.

     Certain executive officers and directors of the Company, including Messrs. Habig, Thyen and Critser, as a group, own beneficially (including shares held by spouses and minor children of which beneficial ownership is disclaimed) 19.6% of the outstanding shares of SVB&T Corp., the holding company of Springs Valley Bank and Trust Co., French Lick and Jasper, Indiana ("the Bank"). In addition, the Company's Retirement Trust owns beneficially 19.4% of the outstanding stock of the holding company. The Bank is a principal depository of the Company. It also serves and receives fees as trustee and administrator of various Company employee benefit programs. The Company believes that the terms of the above-described transactions with the Bank are as favorable as available from other sources.

                               PERFORMANCE GRAPH

     The graph below compares the cumulative total return to Share Owners on the common stock of the Company from June 28, 1991, through June 28, 1996, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. The Company does not believe that any other published industry or line-of-business index adequately represents the current operations of the Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 28, 1991, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.


                                   1991     1992     1993     1994     1995     1996
                                   ----     ----     ----     ----     ----     ----
Kimball International, Inc.       100.0     113.8   144.1    118.1    143.2    150.3
S&P Midcap 400 Index              100.0     118.6   145.5    145.4    177.9    216.2
NASDAQ U.S. Composite Index       100.0     120.1   151.1    152.5    203.6    261.4

              PROPOSAL TO APPROVE THE KIMBALL INTERNATIONAL, INC.

                          1996 STOCK INCENTIVE PROGRAM

BACKGROUND

     Your Board of Directors believes that the success and future growth and profitability of the Company depends in part on its ability to recruit and retain outstanding individuals as employees and to furnish maximum incentive to these employees to improve operations and increase profits by providing such individuals with the opportunity to acquire Class B Common Stock of the Company or to receive monetary payments based on the value of Class B Common Stock. Your Board also believes it is important to strengthen the link of officers and key employees to the common interests of Share Owners through a Stock Incentive Program. In accordance with this belief, the Board of Directors has adopted and recommends for Share Owner approval, the Kimball International, Inc. 1996 Stock Incentive Program (the "Plan") to replace the 1987 Plan which expires next year. The Plan will not become effective unless approved by the holders of a majority of the outstanding shares of Class A Common Stock of the Company present or represented at the meeting.

     In structuring the Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key management employees. The flexibility of the Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Plan grants the administrators discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

     The following description of the Plan is a summary of its terms and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

SHARES AVAILABLE

     The Plan makes available for awards 2,100,000 shares of Class B Common Stock, plus all shares remaining under the Company's 1987 Stock Option Plan (approximately 963,000 shares). All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. The maximum number of option shares which may be awarded to any one participant during the term of the Plan is 200,000 shares. If there is a lapse, expiration, termination or cancellation of any option or right prior to the issuance of shares or the payment of the cash equivalent thereunder, or if shares are issued and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new awards under the Plan.

ADMINISTRATION

     The Plan provides for administration by a committee (the "Committee") designated by the Board. Among the Committee's powers are the authority to interpret the Plan, establish rules and regulations for its operation, select officers and other key employees of the Company and its subsidiaries to receive awards, and determine the form, amount and other terms and conditions of awards. The Committee also has the power to modify or waive restrictions on awards, to amend awards and to grant extensions and accelerations of awards.

ELIGIBILITY OF PARTICIPATION

     Officers and other key employees of the Company or any of its subsidiaries and all directors of the Company are eligible to participate in the Plan. The selection of participants from eligible employees is within the discretion of the Committee. The estimated number of persons who are eligible to participate in the Plan at this time is 275.

TYPES OF AWARDS

     The Plan provides for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and nonqualified stock options; (2) stock appreciation rights; and (3) performance shares. Awards may be granted singly or in combination as determined by the Committee.

STOCK OPTIONS

     Under the Plan, the Committee may grant awards in the form of options to purchase shares of the Class B Common Stock. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of stock subject to the option. The exercise price of a stock option will not be less than 100 percent of the fair market value of the Class B Common Stock on the date the option is granted. The option price may, at the discretion of the Committee, be paid by a participant in cash, shares of Class B Common Stock owned by the participant for at least six months, or a combination thereof as the Committee may deem appropriate.

STOCK APPRECIATION RIGHTS (SARS)

     The Plan authorizes the Committee to grant an SAR in tandem with a stock option. An SAR is a right to receive a payment equal to the appreciation in market value of a stated number of option shares of Class B Common Stock from the option exercise price to the market value on the date of SAR exercise.

     An SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option. Upon the exercise of a stock option, any related SAR will be cancelled automatically to the extent of the number of shares acquired through the stock option exercise.

PERFORMANCE SHARES

     Performance shares are shares of Class B Common Stock which may be earned by a participant, in whole or in part, if certain goals established by the Committee (including net income, return on equity or assets, earnings per share, cash flow, cost control and other corporate, divisional, personal or other goals) are achieved over a period of time, not to exceed five years, established by the Committee. If the minimum goal established is not achieved, no performance shares will be delivered to the participant; if the maximum goal established is achieved, 100% of the performance shares will be delivered to the participant; and if the maximum goal is partially achieved, performance shares may be delivered corresponding to the degree of achievement as determined by the Committee. Partial achievement of the maximum goal shall result in a delivery corresponding to the degree of achievement as determined by the Committee. The Committee shall have the discretion to satisfy a Participant's performance shares by delivery of cash or stock or any combination thereof. The number of shares reserved for issuance under the Plan will be reduced by the number of performance shares earned, even though a portion of the award is paid in cash.

OTHER TERMS OF AWARDS

     The Plan provides that awards shall not be transferable otherwise than by will or the laws of descent and distribution. The Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason including death, disability or retirement. Notwithstanding the foregoing, the Committee may permit the transfer of an award by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons.

     The Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations covering the grant of the award as are not inconsistent with the Plan. The Board of Directors reserves the right to amend, suspend or discontinue the Plan at any time, subject to the rights of participants with respect to any outstanding awards. However, Share Owner approval is needed to increase the number of reserved shares.

     The Plan contains provisions for equitable adjustment of awards in the event of a merger, consolidation, or reorganization, or issuance of shares by the Company without new consideration.

     No benefit may be granted under the Plan after December 31, 2005.

FEDERAL TAX TREATMENT

     Under current law, the following are U.S. federal income tax consequences generally arising with respect to awards under the Plan.

     A participant who is granted an incentive stock option does not recognize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

     A participant who is granted a nonqualified stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a tax deduction for the same amount.

     The grant of an SAR will produce no U.S. federal tax consequences for the participant or the Company. The exercise of an SAR results in taxable income to the participant, equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to the Company.

     A participant who has been granted performance shares will not realize taxable income at the time of the grant. When the performance is achieved, the participant will recognize taxable income in an amount equal to the cash and the fair market value of the shares actually received. The Company will be entitled to a corresponding tax deduction.

OTHER INFORMATION

     No awards have been granted under the Plan. The awards to be granted under the Plan in 1997 are not determinable. For information concerning stock options granted in 1996 under the Company's 1987 Stock Option Plan, see "Option Grants In Last Fiscal Year" elsewhere in this Proxy Statement.

     As of August 15, 1996, the closing price of the Company's Class B Common Stock was $32.25.

     At the August 13, 1996, Directors' meeting, the Board approved a plan to repurchase up to one million shares of Class B Common Stock over a 3-year period. Repurchased shares will become Treasury shares to be used for general corporate purposes, including stock options. The shares purchased under the plan could reduce the potential dilution of earnings per share arising from the granting and exercise of stock options.

     The affirmative vote of holders of a majority of the Class A Shares represented and entitled to vote at the meeting is required for approval of the Plan. Abstentions will count as a vote against the proposal, but broker nonvotes will have no effect.

     The Board of Directors recommends a vote FOR approval of Kimball International, Inc. 1996 Stock Incentive Plan.

              PROPOSAL TO APPROVE THE KIMBALL INTERNATIONAL, INC.

                1996 DIRECTOR STOCK COMPENSATION AND OPTION PLAN

BACKGROUND

     The Board of Directors is proposing for Share Owner approval the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan (the "Plan"). The purpose of the Plan is to strengthen the link to the common interests of Share Owners as well as enable the Company to attract and retain outstanding individuals to serve as members of the Board of Directors by providing such persons opportunities to acquire shares of Class B Common Stock of the Company.

     The following description of the Plan is a summary of its terms and is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Exhibit B to this Proxy Statement.

DESCRIPTION OF PLAN

     The Plan reserves 125,000 shares of Class B Common Stock for issuance to members of the Board of Directors who elect to receive their annual retainer and meeting fees in shares of Class B Common Stock, and for grants of non-qualified stock options to those directors. All members of the Board of Directors are eligible to participate in this Plan whether or not they are salaried officers or employees of the Company or any subsidiary. If there is a lapse, expiration, termination or cancellation of any option prior to the issuance of shares, those shares may again be used for new awards under the Plan.

     Each Director may make an election to receive all or a portion of his or her annual retainer fee and periodic meeting fees in shares of Class B Common Stock determined by dividing the retainer and meeting fees by the fair market value of one share of the Company's Class B Common Stock. Each Director receiving shares of common stock in accordance with the foregoing election shall automatically be granted a nonqualified stock option on that date at an option price equal to the fair market value of the Class B Common Stock on that date. The number of shares subject to the option shall be equal to fifty percent of the number of shares received by the Director on that date pursuant to the election described above. In all instances fractions will be disregarded.

TERMS OF OPTION GRANTS

     Each option is granted for a term of five years and becomes fully exercisable after two years from the date of grant. The option price must be paid in cash.

     No option granted under the Plan shall be transferable, otherwise than by will or, if the Director dies intestate, by the laws of descent and distribution. All options shall be exercisable during the Director's lifetime only by the Director or his legal representative. Notwithstanding the foregoing, an option may be transferable to the Director's immediate family or trusts or family partnerships for the benefit of such persons. In the event of a Director's death or retirement, such options may be exercised within one year after the Director's death or retirement.

     The Board of Directors of the Company may suspend or terminate the Plan at any time. The Board of Directors may also amend the Plan from time to time in such respects as the Board of Directors may deem advisable, except for increasing shares reserved under the Plan, which needs Share Owner approval.

     The Plan contains provisions for automatic adjustment of awards in the event of a merger, consolidation, or reorganization, or issuance of shares by the Company without new consideration.

FEDERAL TAX TREATMENT

     A Director will recognize ordinary income upon the payment of the retainer and meeting fees in stock in an amount equal to the fair market value of the stock on the date of receipt and the Company will be entitled to a deduction in the same amount.

     A Director will not recognize taxable income at the time of the grant of the option. The Director will recognize ordinary income upon the exercise of an option in an amount equal to the excess of the fair market value of the stock on the date of exercise of the option over the amount paid for the stock.

     As a result of the optionee's exercise of an option, the Company will be entitled to deduct as compensation an amount equal to the amount included in the optionee's gross income. The Company's deduction will be taken in the Company's taxable year in which the option is exercised.

OTHER INFORMATION

     Based on total directors' retainer and meeting fees paid in fiscal year 1996, if all directors elect to receive shares in lieu of cash retainers and meeting fees, under the Plan all directors on a cumulative basis would automatically receive during fiscal year 1997 stock options totaling 4,829 shares of Class B Common Stock, based on the price of the Company's Class B Common Stock of $32.25 per share as of the close of business on August 15, 1996.

     The affirmative vote of holders of a majority of the Class A Shares represented and entitled to vote at the meeting is required for approval of the Plan. Abstentions will count as a vote against the proposal, but broker nonvotes will have no effect.

     The Board of Directors recommends a vote FOR approval of the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, independent certified public accountants, examined the Company's financial statements for the year ended June 30, 1996, and also for the prior sixteen fiscal years. Representatives of Arthur Andersen LLP will be present at the annual meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions. Arthur Andersen LLP has been selected as the Company's independent auditors for the 1997 fiscal year.

                                          By Order of the Board of Directors

                                            GARY P. CRITSER, Secretary

September 11, 1996

                                                                       EXHIBIT A

                          KIMBALL INTERNATIONAL, INC.

                          1996 STOCK INCENTIVE PROGRAM

 1. PURPOSE. The purpose of the Kimball International, Inc. 1996 Stock Incentive Program (the "Plan") is (i) to align the personal interests of Plan participants with those of the Share Owners of Kimball International, Inc. (the "Company"), (ii) to encourage key individuals to accept or continue employment with the Company and its subsidiaries, and (iii) to furnish incentive to such employees to improve operations and increase profits by providing such employees the opportunity to acquire Class B Common Stock of the Company ("Common Stock") or to receive monetary payments based on the value of such stock.

 2. ADMINISTRATION. The Plan will be administered by a committee (the "Committee") of the Board of Directors of the Company consisting of three or more Directors as the Board may designate from time to time. The determinations of the Committee shall be made in accordance with their judgment as to the best interests of the Company and its Share Owners and in accordance with the purpose of the Plan. A majority of members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, by a writing signed by a majority of the Committee members.

 3. SHARES RESERVED UNDER THE PLAN. There is hereby reserved for issuance under the Plan an aggregate of 2,100,000 shares of Common Stock of the Company, which may be authorized but unissued or treasury shares. All of such shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options. The maximum number of option shares which may be awarded to any participant during the term of the Plan is 200,000 shares. If there is a lapse, expiration, termination or cancellation of any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right or Performance Share award prior to the issuance of shares thereunder, or if shares are issued under a stock option, Stock Appreciation Right or Performance Share award and thereafter are reacquired by the Company pursuant to rights reserved upon issuance thereof, those shares may again be used for new benefits under this Plan. The shares hereby reserved are in addition to shares previously reserved under the Company's 1987 Stock Incentive Stock Program. Any shares of Common Stock reserved for issuance under the 1987 Program in excess of the number of shares as to which options or other benefits were granted prior to the date of the approval of this Plan by the Share Owners, plus any shares as to which options or other benefits granted under the 1987 Program may lapse, expire, or terminate after such date shall be available for issuance in connection with benefits under this Plan.

 4. PARTICIPANTS. Participants will consist of such officers and other key employees of the Company or any subsidiary as the Committee in its sole discretion determines to have a major impact on the success and future growth and profitability of the Company (and members of the Company's Board of Directors who are not employees). Designation of a participant in any year shall not require the Committee to designate such person to receive a benefit in any other year or to receive the same type or amount of benefit as granted to the participant in any other year or as granted to any other participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective benefits.

 5. TYPES OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Incentive Stock Options; (b) Nonqualified Stock Options;
    (c) Stock Appreciation Rights; and (d) Performance Shares, all as hereinafter described.

 6. INCENTIVE STOCK OPTIONS. Incentive Stock Options shall consist of stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant or by certification of such ownership. Incentive Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that no Incentive Stock Option shall be exercisable later than ten years after the grant date. The aggregate fair market value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

 7. NONQUALIFIED STOCK OPTIONS. Nonqualified Stock Options shall consist of stock options to purchase shares of Common Stock at purchase prices not less than 100% of the fair market value of the shares on the date the option is granted. Said purchase price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant or by certification of such ownership. Nonqualified Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that no Nonqualified Stock Option shall be exercisable later than ten years after the grant date.

 8. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant a Stock Appreciation Right in connection with any stock option granted hereunder. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall determine from time to time, including the following:

     (i) A Stock Appreciation Right may be made part of an option at the time of its grant or at any time thereafter during the option term.

     (ii) Each Stock Appreciation Right will entitle the holder to elect to receive, in lieu of exercising the option to which it relates, an amount (in cash or in Common Stock, or a combination thereof, all in the sole discretion of the Committee) equal to 100% of the excess of:

        (A) the fair market value per share of the Company's Common Stock on the date of exercise of such right, multiplied by the number of shares with respect to which the right is being exercised, over

        (B) the aggregate option price for such number of shares.

    (iii) Each Stock Appreciation Right will be exercisable at the time and to the extent the option to which it relates is exercisable.

    (iv) Upon exercise of a Stock Appreciation Right, the option (or portion thereof) with respect to which such right is exercised shall be surrendered and shall not thereafter be exercisable.

     (v) Exercise of a Stock Appreciation Right will reduce the number of shares purchasable pursuant to the related option and available for issuance under the Plan to the extent of the number of shares with respect to which the right is exercised, whether or not any portion of the payment made upon exercise of such right is made in Common Stock of the Company.

 9. PERFORMANCE SHARES. Performance Shares shall consist of shares of Common Stock which may be earned in whole or in part if certain goals established by the Committee are achieved over a period of time established by the Committee, but not in any event more than five years. The goals established by the Committee may be based on net income, return on equity or assets, earnings per share, cash flow, cost control and such other corporate, divisional, personal or other goals as may be established by the Committee in its discretion. In the event the minimum goal is not achieved at the conclusion of the period, no delivery of shares shall be made to the participant. In the event the maximum goal is achieved, 100% of the Performance Shares shall be delivered to the participant. Partial achievement of the maximum goal shall result in a delivery corresponding to the degree of achievement as determined by the Committee. The Committee shall have the discretion to satisfy a participant's Performance Shares by delivery of cash or stock or any combination thereof. The number of shares reserved for issuance hereunder shall be reduced by the number of Performance Shares earned even though a portion of the award is paid in cash.

10. FAIR MARKET VALUE. The fair market value of the Company's Common Stock at any time shall be determined in such manner as the Committee may deem appropriate, or as required by applicable law or regulation.

11. ADJUSTMENT PROVISIONS.

    (a) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding benefit shall be adjusted so that the aggregate consideration payable to the Company, if any, shall not be changed.

    (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares reserved or available hereunder, the Board of Directors may authorize the issuance or assumption of benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

    (c) In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"):

        (i) any participant to whom a stock option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such option) thereafter and during the term of such option, to receive upon exercise thereof the Acquisition Consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to such Acquisition;

        (ii) any participant to whom a Stock Appreciation Right has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such right) thereafter and during the term of such right to receive upon exercise thereof the difference between the aggregate fair market value on the applicable date (as set forth in such right) of the Acquisition Consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the option related thereto or any portion thereof, as the case may be, immediately prior to such Acquisition and the aggregate option price of such option or portion thereof; and

       (iii) any participant to whom a Performance Share award has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitations applicable to such award) thereafter and during the term of such award to receive on the date set forth in such award, the Acquisition Consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which are covered by such award.

    The term "Acquisition Consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebtedness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

12. NONTRANSFERABILITY. Each benefit granted under the Plan to an employee shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant's lifetime, only by the participant. In the event of the death of a participant exercise or payment shall be made only:

     (i) by or to the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the benefit shall pass by will or the laws of descent and distribution; and

    (ii) to the extent that the deceased participant was entitled thereto at the date of his death.

    Notwithstanding the foregoing, at the discretion of the Committee, a grant of a benefit may permit the transfer of the benefit by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.

13. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan after giving the person entitled to receive such payment or delivery notice as far in advance as practicable, and the Company may defer making payment or delivery as to any benefit if any such tax is payable until indemnified to its satisfaction. The Committee may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of a Nonqualified Stock Option or Stock Appreciation Right or receipt of Performance Shares, by electing to have the Company withhold shares of Common Stock having a fair market value equal to the amount to be withheld.

14. TENURE. A participant's right, if any, to continue to serve the Company and its subsidiaries as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

15. DURATION, AMENDMENT AND TERMINATION. No stock option or other benefit shall be granted after December 31, 2005; provided, however, that the terms and conditions applicable to any option or benefit granted on or before such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder or under any other stock option plan of the Company, options or rights may be granted to such participant in substitution and exchange for, and in cancellation of, any benefits previously granted such participant under this Plan or any other stock option plan of the Company. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan to increase the number of reserved shares shall be effective unless approved within twelve months after the date of its adoption by the affirmative vote of the shareholders entitled to vote.

16. SHARE OWNER APPROVAL. The Plan was adopted by the Board on June 11, 1996, subject to Share Owner approval. The Plan and any benefits granted thereunder shall be null and void if Share Owner approval is not obtained within twelve months of the adoption of the Plan by the Board.

                                                                       EXHIBIT B

                          KIMBALL INTERNATIONAL, INC.

                1996 DIRECTOR STOCK COMPENSATION AND OPTION PLAN

 1. PURPOSE. The purpose of the Kimball International, Inc. 1996 Director Stock Compensation and Option Plan (the "Plan") is to foster and promote the long-term financial success of Kimball International, Inc. (the "Company") by (i) aligning the personal interests of the directors with those of the Company's Share Owners and (ii) attracting and retaining outstanding persons to serve as directors by enabling them to participate in the Company's growth through stock ownership.

 2. SHARE RESERVED UNDER THE PLAN. There is hereby reserved for issuance under the Plan an aggregate of 125,000 shares of Class B Common Stock of the Company ("Common Stock") which may be authorized and unissued or treasury shares. If there is a lapse, expiration, termination or cancellation of any option granted under this Plan, all shares then subject to such option may again be used under this Plan.

 3. PARTICIPATION. Participation in this Plan is open to all members of the Board of Directors of the Company, whether or not they are salaried officers or employees of the Company or any subsidiary.

 4. ELECTION TO RECEIVE ANNUAL RETAINER AND FEES IN SHARES OF COMPANY
    STOCK. Each director may make an election to receive all or a 25%, 50% or 75% portion of his or her annual retainer fee and all or a 50% portion of his or her periodic meeting fees in shares of Company Common Stock. An election pursuant to this paragraph must be made in writing and delivered to the Secretary of the Company before the first day of the director's first annual retainer period for which the election is to be effective. Any election shall be effective from the first day of the retainer period and for successive retainer periods until terminated by the director by written notice given not less than ten days prior to the commencement of a retainer period. The election will entitle the director to receive on the first day of any annual retainer period for which the election is effective a number of shares of Company stock determined by dividing the retainer fee (or the elected portion thereof) for that retainer period by the fair market value of one share of the Company's Common Stock as of the first day of the retainer period. In the event any person becomes a director other than at the beginning of an annual retainer period, such person may make an election before the date on which such person becomes a director and will receive all or a portion of his or her retainer for the balance of such annual retainer period in shares of Company stock determined by dividing all or the elected portion of the retainer for the balance of such retainer period by the fair market value of one share of the Company's Common Stock on the first day of the period of service.

    An election will also entitle the director to receive at the end of each six-month period during which the election is effective a number of shares of Company stock determined by dividing the meeting fees for the immediately preceding six-month period by the fair market value of one share of the Company's Common Stock as of the last day of such immediately preceding six-month period.

    Any fraction of a share shall be disregarded and the remaining amount of the retainer or meeting fees shall be paid in cash.

    For purposes of this paragraph, an annual retainer period shall begin immediately after an annual meeting of the Share Owners of the Company and end immediately before the succeeding annual meeting.

 5. OPTIONS TO BE GRANTED UNDER THE PLAN. Each director receiving shares of Common Stock on any date during an annual retainer period pursuant to paragraph 4 hereof shall automatically be granted a non-qualified stock option on that date, at an option price equal to the fair market value of the Common Stock on that date. The number of shares subject to the option shall be equal to 50% of the number of shares received by the director on that date pursuant to paragraph 4 hereof. Any fraction of a share shall be disregarded. The option shall be subject to the following terms and conditions:

    (i) No option may be exercised during the first two years following the date of grant. Each option shall be fully exercisable on or after the second anniversary of the date of grant. An option shall also become fully exercisable upon the death of a director while serving on the Board or upon the retirement of a director from the Board at any time at or after age 62 or with the consent of the Board.

   (ii) No option may be exercised after termination of the director's service on the Board for any reason other than death or retirement. Any option granted under the Plan may be exercised for 12 months after retirement or death. However, no option may be exercised more than five years from the date the option is granted.

  (iii) An option may be exercised by delivery of written notice of exercise to the Secretary of the Company, accompanied by a check payable to the order of the Company for the full purchase price of the shares being purchased and any required tax withholding.

   (iv) Any option shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the director's lifetime only by the director or the director's guardian or legal representative. If a director dies during the option period, any option may be exercised by his or her estate or the person to whom the option passes by will or the laws of descent and distribution. Notwithstanding the foregoing, an option may be transferred to the director's immediate family or trusts or family partnerships for the benefit of such persons.

    (v) The grant of any option may also be subject to other provisions as the Company deems appropriate, including, without limitation, provisions imposing restrictions on resale or other disposition of the Common Stock issuable upon exercise of any option and such provisions as may be appropriate to comply with federal or state securities laws and stock exchange requirements.

   (vi) If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividend or stock split), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding option shall be adjusted so that the consideration payable to the Company and the value of each option shall not be changed. If, during the term of any option, the Common Stock of the Company shall be changed into another kind of stock or into securities of another corporation or cash or other property, whether as a result of reorganization, sale, merger, consolidation or other similar transaction, the holder of any option shall thereafter be entitled to receive upon its due exercise the securities, cash or other consideration the holder would have been entitled to receive immediately prior to the effective date of any such transaction for shares of Common Stock not theretofore purchased which could have been acquired through the exercise of such option.

 6. ADMINISTRATION. This Plan is intended to be self-governing and requires no discretionary action by any administrative body with respect to any transaction under the Plan. All grants of options to directors under the Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the terms of the Plan. To the extent, if any, that questions of administration arise, they shall be resolved by the entire Board of Directors.

 7. FAIR MARKET VALUE. For purposes of this Plan, fair market value shall mean the average of the closing price of the Company's Common Stock during the ten trading-day period ending on the valuation date and the five trading-day period immediately after such date as reported on the NASDAQ National Market System in the Wall Street Journal, Midwest Edition.

 8. TAXES. The Company shall be entitled to withhold the amount of any tax attributable to any shares deliverable under the Plan after giving the person entitled to receive such delivery notice as far in advance as practicable and the Company may defer making delivery, if any such tax is payable, until indemnified to its satisfaction.

 9. AMENDMENT, SUSPENSION AND TERMINATION OF PLAN. The Board of Directors may suspend or terminate the Plan at any time and may amend it from time to time in such respects as the Board of Directors may deem advisable in order that any grants thereunder shall conform to, or otherwise reflect, any change in applicable laws or regulations, or to permit the Company or its directors to enjoy the benefits of any change in applicable laws or regulations; provided, however, that no amendment shall be made without

Share Owner approval, which increases the number of shares reserved for issuance hereunder. No such amendment, suspension or termination shall impair the rights of directors under any outstanding options.

10. SHARE OWNER APPROVAL; TERM. This Plan was adopted by the Board of Directors of the Company on August 13, 1996. The Plan shall be null and void if Share Owner approval is not obtained at the 1996 annual meeting. The term of the Plan shall be for a ten-year period from the date of Share Owner approval.

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS                       PROXY
                                                             (For Class A Stock)


                         KIMBALL INTERNATIONAL, INC.


I appoint Thomas L. Habig, James C. Thyen, and Douglas A. Habig, and each of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 21, 1996, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 22, 1996, and at any adjournments thereof, with respect to the following matters:

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3. PLEASE MARK BOX [x]

1.  ELECTION OF DIRECTORS [ ] FOR all nominees listed   [ ]  WITHHOLD AUTHORITY
                              below (except as marked        to vote for all the
                              to the contrary below)         nominees listed
                                                             below

Thomas L. Habig, Douglas A. Habig, James C. Thyen, John B. Habig, Ronald J. Thyen, Christine M. "Tina" Vujovich, Brian K. Habig, John T. Thyen, Gary P. Critser

(INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)


                       -------------------------------


2.  Approve Kimball International, Inc. 1996 Stock Incentive Program

        [ ] For                 [ ] Against                     [ ] Abstain


3. Approve Kimball International, Inc. 1996 Director Stock Compensation and Option Plan

        [ ] For                 [ ] Against                     [ ] Abstain


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                         (PLEASE DATE AND SIGN BELOW.)


THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

                                                  Date:                   , 1996
                                                        ------------------

                                                  ------------------------------
                                                            (Signature)

                                                  ------------------------------
                                                            (Signature)


                                                  (If the stock is registered in
                                                  the name of more than one
                                                  person the Proxy should be
                                                  signed by all named owners.
                                                  If signing as attorney,
                                                  executor, administrator,
                                                  trustee, guardian, corporate
                                                  official, etc., please give
                                                  full title as such.)

                          KIMBALL INTERNATIONAL, INC.

                                     PROXY
                              (FOR CLASS B STOCK)

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS




I appoint Thomas L. Habig, James C. Thyen, and Douglas A. Habig, or any one or more of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 21, 1996 at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 22, 1996 and at any adjournments thereof, with respect to the following matters:

                    (Please date and sign on reverse side)


- --------------------------------------------------------------------------------



This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. PLEASE MARK BOX [ ] OR [x]

1.  ELECTION OF DIRECTOR                                2.  In their discretion,
                                                            the Proxies are
    [ ] For the nominee listed    DR. JACK R. WENTWORTH     authorized to vote
                                                            upon such other
                                                            business as may
                                                            properly come before
                                                            the meeting.

    [ ] WITHHOLD AUTHORITY
        to vote for the nominee listed

                                      THE UNDERSIGNED HEREBY REVOKES ANY PROXY
                                      HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT
                                      OF THE NOTICE AND PROXY STATEMENT FOR THE
                                      ANNUAL MEETING.

                                      Date:                               , 1996
                                            ------------------------------

                                      ------------------------------------------
                                                       (Signature)

                                      ------------------------------------------
                                                       (Signature)

                                      (If the stock is registered in the name
                                      of more than one person the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)